EXHIBIT 10.5


                                    EXTENSION
                                       OF
                            ASSET PURCHASE AGREEMENT


            THIS EXTENSION, made and entered into as of the 30th day of September, 1999, by and among BHS CONSULTING CORP., a Delaware corporation ("Seller"), PETER J. BOKOS and NANCY E. HASER (the "Shareholders"), and CORNELL CORRECTIONS, INC., a Delaware corporation ("Purchaser").

                                   WITNESSETH:

            WHEREAS, Seller and Shareholders have entered into that certain Asset Purchase Agreement, dated May 10, 1999 with Purchaser (the "Purchase Agreement"), whereby Purchaser is to purchase and Seller is to sell certain assets of Seller not later than September 30, 1999;

            WHEREAS, although the Purchase Agreement is not conditioned on financing, Purchaser has asked Seller to agree to extend such September 30 date to enable Purchaser additional time to arrange financing;

            WHEREAS, Seller is willing to agree to such extension on the terms and conditions set forth below;

            WHEREAS, the parties desire to amend the Purchase Agreement to reflect certain developments which have occurred since its execution and to reflect certain agreements concerning the closing;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            SECTION 1. EXTENSION. Section 2.1 of the Purchase Agreement is hereby amended to provide in its entirety as follows:

            The closing of the purchase and sale provided for herein (the "Closing") shall take place at the offices of Hopkins & Sutter in Chicago, Illinois, on such date, not earlier than October 14, 1999 and not later than November 15, 1999 (the "Closing Period"), as may be designated by Seller by not less than two (2) business days prior notice to Purchaser, or at such other place, or such other time or date not later than November 15, 1999 as may be agreed upon by the parties in writing; provided, that Seller shall not designate a closing date which is earlier than the date of the closing of the transactions contemplated by the Interventions/IDDRS Purchase Agreement (as defined in Section 9.1(m) below) unless a date for the closing of the Interventions/IDDRS Purchase Agreement transactions is not scheduled so that such closing will occur during the Closing Period. For purposes of this Agreement, the date on which the Closing actually occurs is referred to as the "CLOSING DATE".

Paragraph (e) of Section 10.1 of the Purchase Agreement is hereby amended to provide in its entirety as follows:

            "(f) by Seller or Purchaser by written notice thereof to the other if the transactions contemplated hereby shall not have been consummated by

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
            November 15, 1999, PROVIDED, however, that the party giving such notice has not caused the failure to close by that party's breach of this Agreement."

The parties acknowledge that nothing set forth above in this Section 1 shall impair any of the conditions to closing set forth in the Purchase Agreement, as amended by this Agreement.

            SECTION 2. EARNEST MONEY. Concurrently with the execution of this Agreement, Purchaser is paying to Seller the sum of $500,000 ("Earnest Money") by delivery to Seller of a check representing immediately available funds. The Earnest Money shall be applied against the Purchase Price at Closing. Except as set forth in the next sentence of this Section 2, if the Purchase Agreement is terminated pursuant to Section 10.1 of the Purchase Agreement, Seller shall refund the Earnest Money to Purchaser within three business days after such termination of the Purchase Agreement, and if such termination resulted from a material breach by Seller of its obligations under this Agreement, Purchaser shall also have the right to seek any and all remedies that may be available to it. If the Purchase Agreement is terminated by Seller pursuant to Section 10.1(c) of the Purchase Agreement as a result of a material breach by Purchaser of its obligations under this Agreement, Seller shall retain all or a portion of the Earnest Money as necessary against its actual damages in addition to any and all other remedies which Seller may have if the termination occurs as a result of a material breach by Purchaser of the Purchase Agreement.

            SECTION 3. STATUS OF CLOSING CONDITIONS AND COMPLIANCE. Purchaser waives any right which it may now or might hereafter have to refuse to close the purchase under the Purchase Agreement based on any adverse change heretofore occurring in the business, financial condition, properties, expenses or results of operations of Seller. Section 9.1 of the Purchase Agreement is hereby amended to delete paragraphs (f) (Due Diligence) and (g) (Absence of Material Adverse Effect). The Purchase Agreement is hereby amended to delete from paragraph (d)
of Section 9.1 the phrase, "or otherwise adversely affected. . . ."

            SECTION 4. ACQUISITION ASSETS. Subparagraph (ix) of Section 3.1 of the Purchase Agreement is hereby deleted in its entirety.

            SECTION 5. INTERIM MANAGEMENT FEES. If the Closing Date is any day other than the first day of a calendar month, at Purchaser's option, Seller agrees to waive (or forward to Purchaser if received by Seller) its management fees accrued pursuant to the Interventions Contract and the IDDRS Contract which are attributable to the Transferred Programs (as such term is defined in the IDDRS/Interventions Purchase Agreement) beginning on the first day of the month in which the Closing Date occurs and ending at Closing (the "Interim Management Fees") in exchange for an increase to the amount of consideration paid to BHS at the Closing under the Noncompetition Agreement referred to in Section 9.1(q) to be executed by BHS by an amount equal to such Interim Management Fees.

            SECTION 6. SUPPLEMENTAL CERTIFICATES FOR OPINIONS OF COUNSEL. Notwithstanding anything in the Purchase Agreement to the contrary, each of the opinions of counsel to be delivered at the Closing may, at the option of the signatory of the opinion letter in question, also include a statement reciting that the opinion giver has, with the permission of the recipient of the opinion letter and without any investigation or independent confirmation, for purposes of its opinion that any document (other than a document which is executed and delivered at the Closing) to which its client or clients is a party has been duly and validly executed and delivered by its client or clients, relied only upon, and assumed the accuracy of, a certificate executed by its client or clients substantially in the form of the certificate attached hereto as EXHIBIT A, appropriately completed.

            SECTION 7. NO TRANSFER OF RIGHTS. Purchaser hereby represents and warrants to Seller that it has not transferred or suffered to be transferred to or acquired by any other person any of Purchaser's rights

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
under or interest in the Purchase Agreement.

            SECTION 8. EFFECT OF EXTENSION. The Purchase Agreement as amended and modified by this Extension remains in full force and effect.

            SECTION 9. COUNTERPARTS. This Extension may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. A facsimile copy of a signature hereto shall be fully effective as if it constituted an original signature. Without limiting the foregoing, the parties agree upon request to deliver or cause to be delivered to each other the original signature pages used to create any facsimile.

            IN WITNESS WHEREOF, the parties have executed or have caused this Extension to be executed by their respective officers duly authorized thereunto on the day first above written.


CORNELL CORRECTIONS, INC.                 BHS CONSULTING CORP.

By: _________________________________     By:_________________________________

Its: _________________________________    Its:_________________________________


                                             -----------------------------------
                                                      PETER J. BOKOS



                                             -----------------------------------
                                                      NANCY E. HASER

                            *          *          *

          EXHIBIT A -- FORM OF SUPPLEMENTAL CERTIFICATE FOR OPINIONS

                       SIGNATURE AND DELIVERY CONFIRMATION

The undersigned hereby certify to ________________ that:

      1. the signature pages attached hereto are true and correct copies of the signature pages to the __________________________entered into by and among _____________;

      2. the undersigned [is][are] the person[s] who executed and delivered the ______________ for [themselves, individually, and][on behalf of ___________];

      3. the signature[s] of the undersigned [was][were] made upon a counterpart of the _______________ transmitted to the undersigned by telecopier, and the undersigned delivered the ________________ to _______________on __________by transmitting such executed counterpart to ________________on ___________; and

      4. this certificate is given so that ________________ may rely upon it for purposes of the opinion of counsel to be given by ______________ to
            --------------------.

Dated:_______________, 1999.


            [Signature[s]]
                           *          *           *

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